UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): March 19, 2012

(Exact name of issuer as specified in its charter)

SLM STUDENT LOAN TRUST 2006-7

DELAWARE	333-132315/ 333-132315-07	57-1176559
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

c/o The Bank of New York Mellon Trust

Company National Association

10161 Centurion Parkway

Jacksonville, Florida 32256

(Address of registrant’s principal executive offices)

Registrant’s telephone number including area code: (703) 984-5858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

For the auction for the SLM Student Loan Trust 2006-7 Class A-6B Notes occurring on March 21, 2012 and the SLM Student Loan Trust 2006-7 Class A-6C Notes occurring on March 23, 2012, an affiliate of SLM Funding LLC intends to submit buy bids for all outstanding notes that it does not currently hold of each of the Class A-6B Notes and the Class A-6C Notes at a rate equal to LIBOR + 1.50%. SLM Funding LLC’s affiliate plans to bid the All Hold Auction Rate for the Class A-6B Notes and the Class A-6C Notes that it currently holds. For more information review the Event Notice attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

99.1 Event Notice

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLIE MAE, INC., as Administrator for SLM STUDENT LOAN TRUST 2006-7

Dated: March 19, 2012	By:	/s/ Mark Rein
	Name:	Mark Rein
	Title:	Vice President

SLM STUDENT LOAN TRUST 2006-7

Form 8-K

CURRENT REPORT

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Event Notice